UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): August 4, 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



      England and Wales                 33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)



 ==============================================================================

Item No. 5     Press release dated 4 August, 2004 - Holding(s) in Company

The company has received the following announcement:

                                                 Fidelity Investments
                                                 Windmill Court
                                                 Millfield Lane
                                                 Lower Kingswood
                                                 Tadworth
                                                 Surrey KT20 6AG

                                                 2  August 2004



Marconi Corporation Plc
34 Grosvenor Square
London W1K 2HD
United Kingdom



Fax: 011-44-20-7493 1974



ATTN: Company Secretary



Dear Sirs,


Enclosed are amended notifications of disclosable interests under the U.K. Companies Act 1985. Please note that while this information details the disclosable interest of more than one entity, the enclosed disclosure constitutes separate notifications of interest which have been combined solely for purposes of clarity and efficiency. It is not intended to indicate that any of these entities act as a group or in concert with respect to these interests.

These disclosures are made in the interest of conformity with the Companies Act. The Interest detailed herein were acquired solely for investment purposes. For disclosure purposes, holdings should be represented as FMR Corp. and its direct and indirect subsidiaries, and Fidelity International Limited
(FIL) and its direct and indirect subsidiaries, both being non-beneficial holders.

If you have any questions please contact Julie Finocchio at (617) 563-7883 or by Fax at (617) 476-0363.

Yours faithfully,

Julie Finocchio
Compliance Specialist


Amendment #19


NOTIFICATIONS UNDER SECTION 198 TO 202 - U.K. COMPANIES ACT



1.         Company in which shares are held:        Marconi Corporation Plc

2.         Notifiable Interest: Ordinary Shares

(a)        FMR Corp.
           82 Devonshire Square
           Boston, MA 02109

Parent holding company of Fidelity Management and Research Company
(FMRCO), investment manager for US mutual funds. (See Schedule A for listing of Registered Shareholders and their holdings)

(b)        Fidelity International Limited (FIL)
           P.O. Box HM 670
           Hamilton HMCX, Bermuda

Parent holding company for various direct and indirect subsidiaries, including Fidelity Investment Services Ltd. (FISL) and Fidelity Pension Management (FPM), investment managers for various non-US investment companies and institutional clients. (See Schedule A for listing of Registered Shareholders and their holdings.)

3.         The notifiable interests also comprise the notifiable interest of:

                        Mr. Edward C Johnson 3d
                        82 Devonshire Street
                        Boston, MA 02109

A principal shareholder of FMR Corp. and Fidelity International Limited

4. The notifiable interests include interest held on behalf of authorized unit trust schemes in the U.K., notwithstanding the exemption from reporting pursuant to Section 209 (1)(h) of the Companies Act 1985.

5. These notifications of disclosable interests constitute separate notifications of interest in the shares and are combined solely for the purposes of clarity and efficiency. Nothing herein should be taken to indicate the FMR Corp. and its direct and indirect subsidiaries, Fidelity International Limited and its direct and indirect subsidiaries or Mr. Edward C. Johnson 3d act as a group or in concert in respect of the disclosed interests, or that they are required to submit these notifications on a joint basis.

6. The disclosable interests arise under section 208(4)(b) of the Act, namely where a person, not being the registered holder, is entitled to exercise a right conferred by the holding of the shares or to control the exercise of such rights, or under section 203 of the Act respectively.


            By Rani Jandu
            Regulatory Reporting Manager, FIL - Investment Compliance Duly authorised under Powers of Attorney dated July 9, 2004 by Eric D. Roiter by and on behalf of FMR Corp. and its direct and indirect subsidiaries, and Fidelity International Limited and its direct and indirect subsidiaries


Schedule A
                           Amendment #19

Security: Marconi Corporation Plc

Ordinary Shares         Shares Held    Management    Nominee/Registered Name
                                        Company
                             31,748       FIL        Bank of New York Brussels Total
                            346,682       FIL        Bank of New York London Total
                             59,116       FIL        Bank of New York Brussels Total
                            273,999       FIL        Brown Brothers Harriman Total
                             44,277       FIL        Chase Manhattan Bank AG Frankfurt Total
                            295,700       FIL        Chase Manhattan Bank London total
                             52,200       FIL        Chase Nominees Ltd Total
                              9,700       FIL        Citibank Total
                             53,433       FIL        Deutsche Bank Total
                            292,722       FIL        Deutsche Bank Total
                            134,800       FIL        HSBC Total
                              1,097       FIL        HSBC Client Holdings Nominee (UK) Limited Total
                            493,600       FIL        JP Morgan Total
                              4,800       FIL        National Australia Bank Total
                            329,304       FIL        Northern Trust Total
                             19,781       FIL        Nortrust Nominees Ltd Total
                             88,647       FIL        Northern Trust London Total
                              1,900       FIL        PICG Total
                             17,895       FIL        State Street Bank & Trust Total
                              6,600       FIL        State Street Hong Kong Total
                          5,023,199       FISL       Chase Manhattan Bank London Total
                            170,000       FISL       Chase Nominees Ltd Total
                             37,164       FISL       Clydesdale Bank (Head Office) Nominees Limited Total
                          1,262,225      FMRCO       Brown Brothers Harriman Total
                          1,318,864      FMRCO       Chase Nominees Limited Total
                             71,540      FMRCO       Citibank Total
                          8,454,936      FMRCO       HSBC Total
                             35,850      FMRCO       JP Morgan Chase Total
                             81,696      FMRCO       State Street Bank & Trust Company Total
                            171,875      FMRCO       State Street Nominees Limited Total
                             74,844       FMTC       Bank of New York Total
                             27,505       FMTC       Bank of New York-Europe Total
                            199,320       FMTC       BT Globenet Nominees Ltd Total
                              5,800       FMTC       Chase Nominees Ltd Total
                              7,300       FMTC       JP Morgan Chase Total
                                700       FMTC       Lloyds Bank Nominees Limited Total
                             13,574       FMTC       Mellon Bank Total
                              1,000       FMTC       Morgan Stanley Trust Co. Nominees Limited Bank Total
                             69,340       FMTC       Northern Trust Total
                             75,865       FMTC       State Street Bank & Trust Total
                             62,222       FMTC       State Street Nominees Ltd. Total
                             44,330       FMTC       Sumitomo T&B Total
                              1,220       FPM        BBH Total
                            164,504       FPM        Chase Nominees Ltd Total
                             13,100       FPM        Citibank Total
                            239,833       FPM        HSBC Client Holdings Nominee (UK) Limited Total



Grand total ordinary               20,185,807
shares


Current ownership                      10.09%
percentage:


Shares in issue:                  200,000,000


Change in holdings                 +2,119,032
since last filing:
                              ordinary shares

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: August 4, 2004